UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 27, 2011

CONSOLIDATION SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-54230	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2300 West Sahara Drive

Las Vegas, NV  89102

(Address of Principal Executive Offices) (Zip Code)

(702) 949-9449

(Registrant's Telephone Number, Including Area Code)

_______________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Consolidation Services, Inc. (the “Company”) was notified by letter dated December 27, 2011, from Elkhorn Goldfields, LLC (“Goldfields”) that its Board of Directors “determined that we will be unable to consummate the sale of Elkhorn Goldfields, Inc. and Montana Tunnels Mining, Inc. to CSI Resources Inc..” pursuant to the Stock Purchase Agreement dated May 2, 2011, as amended, between Elkhorn Goldfields, LLC and CSI Resources, Inc. a wholly-owned subsidiary of the Company.  There was no material relationship between the Company or its affiliates and Elkhorn, other than in respect of the material definitive agreement.

There are no early termination penalties incurred by either party.  The Company is vigorously pursuing alternative transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2011	CONSOLIDATION SERVICES, INC

By: /s/ Gary D. Kucher
Gary D. Kucher
Title: Interim Chief Executive Officer
and President

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